UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2025

NextTrip, Inc.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-38015	27-1865814
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3900 Paseo del Sol Santa Fe, New Mexico	87507
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (505) 438-2576

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NTRP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On April 14, 2025, NextTrip, Inc. (the “Company”) filed a Current Report on Form 8-K (the “April Report”) with the Securities and Exchange Commission (the “Commission”) disclosing the completion of the previously announced acquisition (the “Acquisition”) contemplated by the Membership Interest Purchase Agreement, dated February 6, 2025 (the “Purchase Agreement”), by and among the Company, FSA Travel, LLC (“FSA”), John McMahon, as Majority Member, and the other members of FSA included on the signature page thereto (Mr. McMahon together with such other members, collectively the “FSA Members”).

Pursuant to the terms of the Purchase Agreement, on February 10, 2025, the Company purchased 9,608 membership units of FSA (equal to a 49% ownership stake in FSA immediately after closing) from FSA in exchange for consideration consisting of $500,000 in cash and 161,291 shares of Series O Nonvoting Convertible Preferred Stock (“Series O Preferred”) of the Company (the “Initial Closing”). As disclosed in the April Report, on April 9, 2025, the Company exercised its option to purchase the remaining 51% of the membership units in FSA from the FSA Members in exchange for consideration consisting of an additional $500,000 in cash and 161,291 shares of Series O Preferred (the “Final Closing”). As a result, immediately after the Final Closing, FSA became a wholly owned subsidiary of the Company.

On June 20, 2025, the Company filed a Registration Statement on Form S-1 (the “Registration Statement”) with the Commission to register shares of Company common stock for resale by certain securityholders.

On June 23, 2025, the Company filed a Current Report on Form 8-K/A (the “Amendment”) with the Commission to amend and supplement Item 9.01 of the April Report to include the financial statements and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K, respectively, which were not included in the April Report pursuant to Items 9.01(a)(3) and (b)(2) of Form 8-K.

Item 8.01 Other Events

This Current Report on Form 8-K (this “Current Report”) is being filed with the Commission to provide updated unaudited financial statements of FSA for the three months ended March 31, 2025 and 2024 (the “First Quarter Financial Information”), as required by Form S-1. The First Quarter Financial Information is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference. The First Quarter Financial Information supplements the financial statements and pro forma information contained in Exhibits 99.1 and 99.2 of the Amendment. To the extent that the information in this Current Report differs from or updates information contained in the Amendment, the information in this Current Report shall supersede or supplement the information in the Amendment.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith.

Exhibit Number	Description
99.1	Unaudited financial statements of FSA Travel, LLC as of and for the three months ended March 31, 2025 and 2024, including related notes thereto.
104	Cover Page Interactive Data File (embedded within the inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTTRIP, INC.

Date: June 30, 2025	By:	/s/ William Kerby
	Name:	William Kerby
	Title:	Chief Executive Officer